Exhibit 99.4

Quantum-Si, Revolutionizing Proteomics, Closes Business Combination and Will Begin Trading
Under the Ticker “QSI” on the Nasdaq Stock Exchange

Guilford, CT and New York – June 10, 2021 – Quantum-Si Incorporated (Nasdaq: QSI) (“Quantum-Si,” “QSi” or “the Company”), a company pioneering next-generation semiconductor chip-based proteomics, today announced that it has completed its business combination with HighCape Capital Acquisition Corp. (Nasdaq: CAPA) (“HighCape”), a special purpose acquisition company sponsored by leading healthcare growth equity manager HighCape Capital LP. The business combination and concurrent private placement, which were approved by HighCape’s stockholders at its special meeting held on June 9, 2021, provide over $500 million to fund the further development and planned commercialization of the Company’s single-molecule, semiconductor chip-based protein sequencing and genomics technology.

Following the transaction, the combined company was renamed Quantum-Si Incorporated, and its Class A common stock and warrants will begin trading on the Nasdaq Global Market (“Nasdaq”) on June 11, 2021 under the symbols “QSI” and “QSIAW,” respectively. The final Exchange Ratio for which the former Quantum-Si stockholders exchanged their shares of Quantum-Si capital stock for common stock of the combined company was 0.7975. Each share of HighCape Class A common stock and HighCape Class B common stock became one share of the combined company’s Class A common stock.

Quantum-Si has created the first next-generation single-molecule proteomics and genomics platform with the goal of revolutionizing the growing field of proteomics. The Company’s unique semiconductor chip has the power to decode the molecules of life, starting with proteins, and holds the potential to expand the scale of the genomics and proteomics market beyond what had been possible with next-generation DNA sequencing.

QSi’s end-to-end solution, including Carbon and Platinum, which is on track to launch commercially in 2022 for research use, has the potential to significantly disrupt an existing addressable $21 billion academic research and drug discovery market. The platform also may enable new diagnostic applications in healthcare.

“I am thrilled with the completion of this business combination, which will power the commercialization of our technology to disrupt the rapidly growing proteomics market,” said Dr. Jonathan Rothberg, Founder and Executive Chairman of Quantum-Si. “Having been at the forefront of next-generation DNA sequencing, it is very fitting that our team is also on the cusp of making next-generation protein sequencing a reality. Similar to the introduction of next-gen DNA sequencing, our proteomics technology has the potential to enable exponential advances in drug discovery, academic research, and diagnostics.”

“I am excited to lead this talented organization as it prepares to commercialize a technology with the potential to make a profound impact on healthcare and scientific R&D. The QSi solution enables researchers and drug developers to sequence proteins at a scale and resolution not previously available,” said John Stark, Chief Executive Officer of Quantum-Si. “Proteins offer greater insights by allowing us to see what is happening right now in the body, and we believe the market will enthusiastically embrace QSi’s unique solution as the only system that provides end-to-end protein sequencing, single molecule proteomics and genomics.”

Exhibit 99.4

The combined company will be led by John Stark as Chief Executive Officer, alongside its highly experienced executive team including Matt Dyer as Chief Business Officer, Mike McKenna as President and Chief Operating Officer, Claudia Napal Drayton as Chief Financial Officer and Christian LaPointe as General Counsel. The combined company’s board of directors includes Dr. Rothberg as Executive Chairman, Marijn Dekkers, Ph.D., former CEO of Thermo Fisher Scientific and Bayer AG, Ruth Fattori, former Executive Vice President and Chief Human Resources Officer at PepsiCo Inc., Brigid Makes, former Senior Vice President and CFO of Miramar Labs, Inc., Michael Mina, M.D., Ph.D., a leading epidemiologist at Harvard Medical School and Chief Medical Advisor to the Company, John Stark, CEO of Quantum-Si, Kevin Rakin, Chief Executive Officer of HighCape Capital, and Jim Tananbaum, M.D., Founder and CEO of Foresite Capital Management, LLC.

As a result of the business combination, QSi received approximately $534 million prior to transaction fees, including approximately $109 million of cash held in HighCape's trust account and $425 million from private placement (PIPE) investors, including Foresite Capital Management, LLC, Eldridge, accounts advised by ARK Invest, and Glenview Capital Management, LLC. In addition, QSi’s current management team and existing stockholders have rolled 100% of their equity into the combined company.

Advisors

Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. acted as legal advisor to Quantum-Si. J.P. Morgan Securities LLC acted as lead placement agent and Cantor Fitzgerald & Co. acted as co-placement agent to HighCape for the PIPE. Mayer Brown acted as legal counsel to the placement agents. White & Case LLP acted as legal advisor and J.P. Morgan Securities LLC acted as exclusive financial advisor to HighCape. Cantor Fitzgerald & Co. acted as capital markets advisor and underwrote the IPO of HighCape in September, 2020.

About Quantum-Si

Founded by Dr. Jonathan Rothberg in 2013, Quantum-Si is focused on revolutionizing the growing field of proteomics. The company’s suite of technologies are powered by a first-of-its-kind semiconductor chip designed to enable single-molecule next-generation protein sequencing and genomics, and digitize proteomic research in order to advance drug discovery and diagnostics beyond what has been possible with DNA sequencing.

Exhibit 99.4

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. The combined company’s actual results may differ from its expectations, estimates, and projections and, consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the combined company’s expectations with respect to future performance, development of products and services, potential regulatory approvals, anticipated financial impacts and other effects of the business combination, and the size and potential growth of current or future markets for the combined company’s future products and services. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from those discussed in the forward-looking statements. Most of these factors are outside the combined company’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: the impact of COVID-19 on the combined company’s business; the inability to maintain the listing of the combined company’s shares of Class A common stock on The Nasdaq Stock Market following the business combination; the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; changes in applicable laws or regulations; the ability of the combined company to raise financing in the future; the success, cost and timing of the combined company’s product development activities; the potential attributes and benefits of the combined company’s products and services; the combined company’s ability to obtain and maintain regulatory approval for its products, and any related restrictions and limitations of any approved product; the combined company’s ability to identify, in-license or acquire additional technology; the combined company’s ability to maintain its existing license, manufacture and supply agreements; the combined company’s ability to compete with other companies currently marketing or engaged in the development of products and services that the combined company is developing; the size and growth potential of the markets for the combined company’s future products and services, and its ability to serve those markets, either alone or in partnership with others; the pricing of the combined company’s products and services following anticipated commercial launch; the combined company’s estimates regarding future expenses, future revenue, capital requirements and needs for additional financing; the combined company’s financial performance; and other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the business combination, including those under “Risk Factors” therein, and in the combined company’s other filings with the SEC. The combined company cautions that the foregoing list of factors is not exclusive. The combined company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The combined company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based.

Contacts:

Investor Relations

Mike Cavanaugh or Mark Klausner

Westwicke, an ICR Company

(646) 677-1838

QSI-IR@westwicke.com

Media Relations

Cammy Duong

Westwicke, an ICR Company

(203) 682-8380

QSI-PR@westwicke.com